UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 21, 2008

JETBLUE AIRWAYS CORPORATION

(Exact name of registrant as specified in its charter)

Delaware

(State of Other Jurisdiction of Incorporation)

000-49728	87-0617894
(Commission File Number)	(I.R.S. Employer Identification No.)

118-29 Queens Boulevard, Forest Hills, New York	11375
(Address of principal executive offices)	(Zip Code)

(718) 286-7900

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events.

On May 21, 2008, JetBlue Airways Corporation issued a press release announcing the election on May 15, 2008 of Joel Peterson to Chairman of the JetBlue Board of Directors and Frank Sica to Vice Chairman of the JetBlue Board of Directors. A copy of the press release is filed herewith as Exhibit 99.

Item 9.01.	Financial Statements and Exhibits.
(d)	Exhibits.

Exhibit Number	Description
99	Press Release dated May 21, 2008 announcing election of Joel Peterson to Chairman of the JetBlue Board of Directors and Frank Sica to Vice Chairman of the Board of Directors.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

JETBLUE AIRWAYS CORPORATION (Registrant)
By:	/s/ EDWARD BARNES
Executive Vice President and Chief Financial Officer (principal financial officer and principal accounting officer)

Date: May 21, 2008

EXHIBIT INDEX

Exhibit Number	Description
99	Press Release dated May 21, 2008 announcing election of Joel Peterson to Chairman of the JetBlue Board of Directors and Frank Sica to Vice Chairman of the Board of Directors.